Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Rule 13a-14(a) Under the Securities Exchange Act of 1934

I, Matthew M. Walsh, Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Allergan plc; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 25, 2018

By:	/s/ MATTHEW M. WALSH
Matthew M. Walsh
Chief Financial Officer
(Principal Financial Officer)

Certification of Chief Financial Officer

Pursuant to Rule 13a-14(a) Under the Securities Exchange Act of 1934

I, Matthew M. Walsh, Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Warner Chilcott Limited; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 25, 2018

By:	/s/ MATTHEW M. WALSH
Matthew M. Walsh
Chief Financial Officer
(Principal Financial Officer)